UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 22, 2003
                Date of Report: (Date of earliest event reported)

                            ARTHUR J. GALLAGHER & CO.
                            -------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                       1-9761               36-2151613
     ----------------------         --------------------    -------------------
  (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                         Identification Number)

          Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800 (Address, including zip code and telephone number, including area code, of registrant's principal executive offices)

Item 9.  Regulation FD Disclosure  (including  information  being provided under
Item 12)

The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Disclosure of Results of Operations and Financial Condition". The information furnished pursuant to Item 12 is included under this
Item 9 in accordance with SEC Release Nos. 33-8216 and 34- 47583.

On July 22, 2003, Arthur J. Gallagher & Co. ("AJG") issued a press release setting forth AJG's second quarter 2003 earnings. A copy of AJG's press release is attached hereto as Exhibit (99) and hereby incorporated by reference.

Exhibit Index

    (99) Press release, dated July 22, 2003, issued by Arthur J. Gallagher & Co.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Arthur J. Gallagher & Co.

                                  By: /s/ Douglas K. Howell
                                      ------------------------------------------
                                      Douglas K. Howell
                                      Vice President and Chief Financial Officer

Dated: July 22, 2003